UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 19, 2022

THE HANOVER INSURANCE GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-13754	04-3263626
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

	440 Lincoln Street, Worcester, Massachusetts (Address of principal executive offices)	01653 (Zip Code)
(508) 855-1000 Registrant’s telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, $.01 par value	THG	New York Stock Exchange
7 5/8% Senior Debentures due 2025	THG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 19, 2022, the Board of Directors elected Elizabeth A. Ward to the Board of Directors of The Hanover Insurance Group, Inc. (the “Company”). Ms. Ward, 58, has served as Chief Financial Officer of Massachusetts Mutual Life Insurance Company (“MassMutual”), a mutual life insurance company, since June 2016. She has previously served as Executive Vice President and Chief Actuary of MassMutual from June 2015 to November 2019, and as Chief Enterprise Risk Officer from November 2007 to May 2016. Prior to joining MassMutual affiliate Babson Capital Management in 2001, Ms. Ward worked in investment portfolio management and actuarial roles at American Skandia Life Assurance Company, Charter Oak Capital Management and Aeltus Investment Management, a subsidiary of Aetna Life & Casualty Company.

To balance our classes of directors, Ms. Ward will serve in the class of directors whose term expires at the Company’s 2023 annual meeting of shareholders. Ms. Ward has been appointed to the Board’s Audit Committee. The Board has determined that Ms. Ward is independent under the New York Stock Exchange rules and under the Company’s Corporate Governance Guidelines, which can be found on the Company’s website at www.hanover.com.

Ms. Ward will receive the same compensation for her service on the Company’s Board of Directors as the Company’s other nonemployee directors, as described in Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q that was filed with the Securities and Exchange Commission on August 1, 2019, but pro-rated to reflect that she was appointed mid-term.

Also on July 19, 2022, the Board of Directors appointed Mr. Francisco A. Aristeguieta to the Board’s Compensation and Human Capital Committee. Mr. Aristeguieta’s election to the Board was previously announced and reported on June 13, 2022.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Hanover Insurance Group, Inc. (Registrant)

Date: July 19, 2022	By:	/s/ Dennis F. Kerrigan
Dennis F. Kerrigan
Executive Vice President, General Counsel and Assistant Secretary